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                                                                    EXHIBIT 23.2

The Board of Directors
Eagle Bancshares, Inc.:

     We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          KPMG PEAT MARWICK LLP

Atlanta, Georgia
January 24, 1996